SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            April 21, 2006

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2006, Interface, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter of 2006.  A copy of such press release is included as Exhibit 99.1 hereto and hereby incorporated by reference.  The information set forth herein, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.06.    MATERIAL IMPAIRMENTS.

On April 21, 2006, the Company completed a sale of its European fabrics division, Camborne Holdings Limited, and concluded that a pre-tax, non-cash write-down of $20.7 million for the impairment of goodwill was required. This write-down was recorded in the first quarter of 2006.

ITEM 7.01    REGULATION FD DISCLOSURE.

As described above in Item 2.06, the Company has sold its European fabrics division. Pursuant to the terms of the transaction, for a period of three years following the closing of the transaction, with respect to the sale of fabrics for incorporation in office panels, office upholstery, commercial premises, government premises, commercial public transportation vehicles and heavy equipment vehicles, (i) the Company agreed not to compete against the purchaser in the Europe region and parts of the Middle East region, provided, however, the Company is expressly permitted to continue serving its top 20 global customers, as well as a number of other identified customers in the Middle East, regardless of where they are located, and (ii) the purchaser agreed not to compete against the Company in North America (with certain limited exceptions). Without taking a view as to the materiality of the foregoing information, the Company has elected to make the information available generally.

The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.

 None.

(b)    Pro Forma Financial Information.

 None.

(c)    Shell Company Transactions.

 Not applicable.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Interface, Inc., dated April 26, 2006, reporting its financial results for the first quarter of 2006 (furnished pursuant to Item 2.02 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Patrick C. Lynch
Patrick C. Lynch Vice President and Chief Financial Officer
Date: April 26, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated April 26, 2006, reporting its financial results for the first quarter of 2006 (furnished pursuant to Item 2.02 of this Report).